UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 22, 2004

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 526-7000

Item 7.                                                             Financial Statements and Exhibits

(c)                                  Exhibits

The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-60474 as exhibits thereto and are filed as part of this Report.

4.01	Sixth Supplemental Indenture, dated as of April 22, 2004, between Lehman Brothers Holdings Inc. (the “Corporation”) and JPMorgan Chase Bank, as trustee.

4.02	6.00% Subordinated Deferrable Interest Debenture due April 2053.

4.03

Amended and Restated Declaration of Trust, dated as of April 22, 2004, among the Corporation, JPMorgan Chase Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, and the Regular Trustees named therein.

4.04	Certificate Evidencing the 6.00% Preferred Securities, Series M of Lehman Brothers Holdings Capital Trust V.

4.05	Guarantee Agreement, dated as of April 22, 2004, between the Corporation and JPMorgan Chase Bank, as trustee.

8.01	Opinion and consent of Simpson Thacher & Bartlett LLP regarding certain tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

	By:	/s/ Barrett S. DiPaolo
Barrett S. DiPaolo
Senior Vice President

Date: April 22, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

4.01	Sixth Supplemental Indenture, dated as of April 22, 2004, between Lehman Brothers Holdings Inc. (the “Corporation”) and JPMorgan Chase Bank, as trustee.

4.02	6.00% Subordinated Deferrable Interest Debenture due April 2053.

4.03

Amended and Restated Declaration of Trust, dated as of April 22, 2004, among the Corporation, JPMorgan Chase Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, and the Regular Trustees named therein.

4.04	Certificates Evidencing the 6.00% Preferred Securities, Series M of Lehman Brothers Holdings Capital Trust V.

4.05	Guarantee Agreement, dated as of April 22, 2004, between the Corporation and JPMorgan Chase Bank, as trustee.

8.01	Opinion and consent of Simpson Thacher & Bartlett LLP regarding certain tax matters.